CMFG LIFE INSURANCE COMPANY

CMFG VARIABLE LIFE INSURANCE ACCOUNT

SUPPLEMENT DATED MAY 20, 2022 TO

MEMBERS® VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED MAY 1, 2022

This supplement updates the prospectus for the flexible premium variable universal life policy listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

On page 4, in the “Important Information You Should Consider About Your Policy” section, “Ongoing Fees and Expenses (annual charges)” row, the first table is replaced with the following table:

Annual Fee	Minimum	Maximum
Fund options (Fund fees and expenses)	0.15%[1]	1.05%[1]

1 As a percentage of Fund assets. Fund expenses are for the year ended December 31, 2021 and may change from year to year.

On Page 11, in the “Annual Fund Operating Expenses” section, the following table is updated as follows:

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or 12b-1 fees, and other expenses)	0.15%	1.05%
Annual Fund Expenses After Expense Reimbursements or Fee Waivers)(1)	0.07%	0.95%

(1) The annual fund expenses after expense reimbursements or fee waivers shows the minimum and maximum fees and expenses as of December 31, 2021, charged by the Funds after contractual reductions or expense reimbursements are considered. These contractual reductions or expense reimbursements are intended to reduce the overall expense of the Subaccounts and will continue for at least one year from the date of this prospectus.

On Page 45, in the “Appendix A: Underlying Funds Available Under The Policy” section, the “Vanguard Variable Insurance Fund Money Market Portfolio” row of the table is updated as follows:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Provide current income while maintaining liquidity and stable share price of $1	Vanguard Variable Insurance Fund Money Market Portfolio Adviser: Vanguard Group, Inc.	0.15%	0.02%	1.15%	0.67%